Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              6.8222%



        Excess Protection Level
          3 Month Average   5.53%
          July, 2000   6.02%
          June, 2000   4.92%
          May, 2000   5.65%


        Cash Yield                                  19.22%


        Investor Charge Offs                         4.57%


        Base Rate                                    8.63%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $55,010,319,976.67


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $6,529,119,458.1